Nov. 03, 2014

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche European Equity Fund

The following information replaces the existing similar disclosure in the "FEES AND EXPENSES OF THE FUND" section of the summary section of the fund's prospectus and the "WHO MANAGES AND OVERSEES THE FUND" sub-heading of the "FUND DETAILS" section of the fund's prospectus:

The Advisor has contractually agreed through September 30, 2016 to waive fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding extraordinary expenses, taxes, brokerage and interest expense) at 1.55%, 2.30%, 1.30% and 1.40% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.